F/M INVESTMENTS LARGE CAP FOCUSED FUND
SCHEDULE OF INVESTMENTS
March 31, 2023 (Unaudited)

COMMON STOCKS - 95.8%	Shares	Value
Communications - 5.2%
Alphabet, Inc. - Class A (a)	19,561	$ 2,029,063
Netflix, Inc. (a)	2,886	997,055
		3,026,118
Consumer Discretionary - 15.6%
Amazon.com, Inc. (a)	38,737	4,001,145
Ford Motor Company	157,154	1,980,141
NIKE, Inc. - Class B	13,291	1,630,008
Ulta Beauty, Inc. (a)	2,703	1,474,946
		9,086,240
Energy - 3.2%
SolarEdge Technologies, Inc. (a)	6,074	1,846,192

Health Care - 5.0%
Align Technology, Inc. (a)	2,085	696,682
Penumbra, Inc. (a)	5,409	1,507,434
Zoetis, Inc.	4,034	671,419
		2,875,535
Industrials - 1.2%
Eaton Corporation plc	4,194	718,600

Technology - 65.6%
Advanced Micro Devices, Inc. (a)	34,809	3,411,630
Apple, Inc.	46,019	7,588,533
Autodesk, Inc. (a)	6,674	1,389,260
Broadcom, Inc.	2,749	1,763,593
Datadog, Inc. - Class A (a)	16,984	1,234,057
Lam Research Corporation	3,390	1,797,107
Lattice Semiconductor Corporation (a)	20,991	2,004,641
Microchip Technology, Inc.	20,254	1,696,880
Microsoft Corporation	22,317	6,433,991
MongoDB, Inc. (a)	3,260	759,971
Monolithic Power Systems, Inc.	3,212	1,607,735
NVIDIA Corporation	12,171	3,380,739
Palantir Technologies, Inc. - Class A (a)	139,346	1,177,474
Palo Alto Networks, Inc. (a)	8,010	1,599,917

F/M INVESTMENTS LARGE CAP FOCUSED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 95.8% (Continued)	Shares	Value
Technology - 65.6% (Continued)
Salesforce, Inc. (a)	6,296	$ 1,257,815
Zscaler, Inc. (a)	9,670	1,129,746
		38,233,089

Total Common Stocks (Cost $52,668,438)		$ 55,785,774

MONEY MARKET FUNDS - 4.3%	Shares	Value
First American Treasury Obligations Fund - Class X, 4.72% (b) (Cost $2,495,196)	2,495,196	$ 2,495,196

Total Investments at Value - 100.1% (Cost $55,163,634)		$ 58,280,970

Liabilities in Excess of Other Assets - (0.1%)		(30,573)

Net Assets - 100.0%		$ 58,250,397

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of March 31, 2023.